UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

Newbury Street Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40251	85-3985188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 High Street, Floor 3 Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 893-3057

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 2, 2025, Newbury Street Acquisition Corporation, a Delaware Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission announcing that the Company and Infinite Reality, Inc., a Delaware corporation (“Infinite Reality”) entered into a General Release and Settlement Agreement (the “Settlement Agreement”) resolving the dispute regarding payment of the Termination Fee pursuant to the Mutual Termination Agreement. The Original 8-K inadvertently included September 18, 2025 as the final date for payment under the Settlement Agreement. This Amendment No. 1 to the Original 8-K (this “Amendment”) is being filed to disclose the correct date. This Amendment does not update any other information in the Original 8-K. However, for convenience of the reader, this Amendment sets forth the Original 8-K in its entirety, as amended to reflect the correction.

A copy of the Mutual Termination Agreement was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 20, 2024.

Item 8.01 Other Events.

On July 2, 2025, the Company and Infinite Reality, Inc. entered into a General Release and Settlement Agreement resolving the dispute regarding payment of the Termination Fee pursuant to the Mutual Termination Agreement. Pursuant to the Settlement Agreement, Infinite Reality is required to pay the Company a total of $5.25 million, in installments to be paid through and including October 17, 2025. As per the terms of the Settlement Agreement, if Infinite Reality makes interim payments earlier than required, they may receive a discount of up to $300,000 from the total amount owed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2025

Newbury Street Acquisition Corporation

By:	/s/ Thomas Bushey
Thomas Bushey
Chief Executive Officer

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